UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 1, 2024

(Date of earliest event reported)

PEOPLES FINANCIAL SERVICES CORP.

(Exact name of registrant as specified in its Charter)

PA	001-36388	23-2391852
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

150 North Washington Avenue, Scranton, Pennsylvania 18503-1848

(Address of Principal Executive Offices) (Zip Code)

(570) 346-7741

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.00 par value	PFIS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

Effective July 1, 2024 (the “Closing Date”), Peoples Financial Services Corp., a Pennsylvania corporation (“Peoples”), completed its previously announced merger with FNCB Bancorp, Inc., a Pennsylvania corporation (“FNCB”), pursuant to the Agreement and Plan of Merger dated September 27, 2023 between Peoples and FNCB (the “Merger Agreement”).

Pursuant to the Merger Agreement, on the Closing Date, FNCB merged with and into Peoples, with Peoples continuing as the surviving corporation (the “Merger”), and immediately following the Merger, FNCB Bank, a Pennsylvania-chartered bank (“FNCB Bank”), merged with and into Peoples Security Bank and Trust Company, a Pennsylvania-chartered bank and trust company and a wholly owned subsidiary of Peoples (“Peoples Bank”), with Peoples Bank as the surviving bank (the “Bank Merger”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $1.25 per share, of FNCB (“FNCB Common Stock”) issued and outstanding immediately prior to the Effective Time, other than certain shares held by Peoples and FNCB, was converted into the right to receive 0.1460 shares (the “Exchange Ratio”) of common stock, par value $2.00 per share, of Peoples (“Peoples Common Stock” and such shares, the “Merger Consideration”). Holders of FNCB Common Stock will receive cash (without interest) in lieu of fractional shares of Peoples Common Stock in accordance with the terms of the Merger Agreement.

The total aggregate consideration payable in the Merger was approximately 2,936,172 shares of Peoples Common Stock.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

In connection with the Merger, upon the Effective Time, Peoples assumed FNCB’s obligations under that certain Indenture dated as of December 14, 2006 (the “Indenture”), pursuant to which the Company issued $10,310,000.00 of its Floating Rate Junior Subordinated Deferrable Interest Debentures due December 15, 2036 (the “Debentures”).

The supplemental indentures pursuant to which Peoples assumed the Debentures, as well as the original Indenture pursuant to which the Debentures were issued, have not been filed herewith pursuant to Item 601(b)(4)(v) of Regulation S-K under the Securities Act. Peoples agrees to furnish a copy of such indentures to the SEC upon request.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Board of Directors

In accordance with the terms of the Merger Agreement and the Peoples bylaw amendments that were adopted pursuant to the Merger Agreement, as of the Effective Time, the size of the board of directors of Peoples (the “Board”) was increased to consist of a total of 16 directors, including the eight incumbent directors of Peoples serving immediately prior to the Effective Time (the “Peoples Continuing Directors”) and eight former directors of FNCB who were serving FNCB immediately prior to the Effective Time (the “FNCB Continuing Directors”).

Continued Service of Directors; Election of Directors

The eight Peoples Continuing Directors who continue to serve as members of the Board are William E. Aubrey II, Craig W. Best, Sandra L. Bodnyk, Ronald G. Kukuchka, Richard S. Lochen, James B. Nicholas, Elisa Zúñiga Ramirez, and Joseph T. Wright, Jr.

The eight FNCB Continuing Directors designated by FNCB pursuant to the Merger Agreement and the Peoples bylaw amendment, each of whom was serving as a member of the board of directors of FNCB immediately prior to the Effective Time, and was appointed as a member of the Board effective as of the Effective Time, are as follows: Louis A. DeNaples, Sr., William G. Bracey, Joseph Coccia, William P. Conaboy, Joseph L. DeNaples, Keith W. Eckel, Kathleen M. Lambert, and Thomas J. Melone.

In accordance with the Peoples bylaws, the board of directors is classified into three classes in respect to the time for which they severally hold office. The Peoples Continuing Directors continue to serve, and the FNCB Continuing Directors were appointed to serve, in the following classes of directors whose terms will expire in the year indicated:

Term Expiring 2025	Term Expiring 2026	Term Expiring 2027
William E. Aubrey II	Sandra L. Bodnyk	Richard S. Lochen
Craig W. Best	Ronald G. Kukuchka	James B. Nicholas
Joseph T. Wright, Jr.	Elisa Zúñiga Ramirez	William P. Conaboy
Louis A. DeNaples, Sr.	Joseph L. DeNaples	Thomas J. Melone
Keith W. Eckel	Joseph Coccia	Kathleen M. Lambert
William G. Bracey

In addition, at the effective time of the Bank Merger, the board of directors of Peoples Bank, (the “Bank Board”) was increased to consist of a total of 18 directors, including the Peoples Continuing Directors, the FNCB Continuing Directors, and Thomas P. Tulaney, the Chief Operating Officer of Peoples Bank following the effective time of the Bank Merger, and Gerard A. Champi, the President of Peoples Bank following the effective time of the Bank Merger. The Peoples Continuing Directors and Mr. Tulaney are referred to as the Peoples Bank Continuing Directors and the FNCB Continuing Directors and Mr. Champi are referred to as the FNCB Bank Continuing Directors in this Form 8-K.

Pursuant to the Merger Agreement and the Peoples and Peoples Bank bylaw amendments, effective as of the Effective Time, the following appointments were made to the Board and the Bank Board:

•	Mr. Aubrey, the Chairman of the Board immediately prior to the Effective Time, was appointed to continue as Chairman of the Board; and
•	Mr. DeNaples, Sr., the chairman of the FNCB board of directors immediately prior to the Effective Time, was appointed as Vice Chairman of the Board.

Other than the relationship between Louis A. DeNaples, Sr. and Joseph L. DeNaples, his nephew, there are no family relationships between any other directors. There are no family relationships between any director, executive officer, or person nominated or chosen by Peoples to become a director or executive officer. Other than the Merger Agreement, there are no arrangements between the Peoples Continuing Directors, the Peoples Bank Continuing Directors, the FNCB Continuing Directors, and the FNCB Bank Continuing Directors (collectively, the “Directors”), and any other person pursuant to which the Directors were selected as directors. Non-employee members of the Board and the Bank Board will be compensated for such service as described in the Definitive Proxy Statement on Schedule 14A filed by Peoples on April 5, 2024, (the “Peoples Proxy”), and in any information that Peoples files with the SEC that updates or supersedes that information. Biographies of the Peoples Continuing Directors can be found in the Peoples Proxy, and biographies of the FNCB Continuing Directors can be found in the Part III, Item 10 of the Annual Report on Form 10-K filed by FNCB on March 8, 2024, and such biographies are incorporated herein by reference.

Board Committees and Assignments

In connection with the appointment of the FNCB Continuing Directors to the Board, the Board reconstituted the standing committees of the Board, in each case with directors appointed to the standing committees effective as of the Effective Time, as follows:

Audit	Compensation	Nominating and Corporate Governance
Thomas Melone (Chairman)	Joseph T. Wright, Jr. Chairman	Keith Eckel, Chairman
Sandra L. Bodnyk	William E. Aubrey II	William E. Aubrey II
William Bracey	Sandra L. Bodnyk	Joseph DeNaples
William Conaboy	William Bracey	Ronald G. Kukuchka
Keith Eckel	William Conaboy	Kathleen McCarthy Lambert
Ronald G. Kukuchka	Joseph DeNaples	Richard S. Lochen, Jr.
Kathleen McCarthy Lambert	Ronald G. Kukuchka	Thomas Melone
Richard S. Lochen, Jr.	Richard S. Lochen, Jr.	James B. Nicholas
James B. Nicholas	Thomas Melone	Joseph T. Wright, Jr.
Elisa Z. Ramirez	James B. Nicholas

Executive Committee	Environmental, Social, and Governance (ESG)
Craig W. Best, Chairman	Elisa Z. Ramirez, Chairwoman
William E. Aubrey II	Craig W. Best
Louis DeNaples, Sr.	Sandra L. Bodnyk
Keith Eckel	William Conaboy
Richard S. Lochen, Jr.	Joseph DeNaples
Joseph T. Wright, Jr.	Ronald G. Kukuchka
Richard S. Lochen, Jr.

In addition to the directors, Gerard A. Champi is a non-voting management attendee at meetings of the Executive and ESG Committees, and Laureen S. Cook and Mary G. Cummings, Esq. are non-voting management attendees at meetings of the ESG Committee.

Officer Appointments

As of the Effective Time:

•	Craig W. Best, Chief Executive Officer of Peoples and Peoples Bank prior to the Effective Time, continues to serve as Chief Executive Officer of Peoples and Peoples Bank, and is Peoples’ principal executive officer;
•	Gerard A. Champi, FNCB’s President and Chief Executive Officer prior to the Merger, was appointed to serve as President of Peoples and Peoples Bank;
•	Thomas P. Tulaney, President and Chief Operating Officer at Peoples and Peoples Bank prior to the Effective Time, ceased to serve as President of Peoples and Peoples Bank, and was appointed to serve as Senior Executive Vice President and Chief Operating Officer of Peoples and Peoples Bank, and is Peoples’ principal operating officer;
•	John R. Anderson III, Executive Vice President and Chief Financial Officer of Peoples and People’s Bank prior to the Effective Time, continues to serve in that role for Peoples and Peoples Bank, and is Peoples’ principal financial officer and principal accounting officer; and
•	James Bone, Jr. FNCB's Chief Financial Officer prior to the Merger, was appointed to serve as Chief Operations Officer of Peoples and Peoples Bank.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the completion of the Merger and in accordance with the Merger Agreement, the bylaws of Peoples were amended to provide for certain governance arrangements for the continuing corporation, effective as of the Effective Time.

The Peoples bylaws amendment fixed the number of directors on the Peoples Board of directors at 16 directors. These directors will consist of the Peoples Continuing Directors and the FNCB Continuing Directors. Other than the FNCB Continuing Directors, no other directors of FNCB were designated to serve on the Peoples Board at the Effective Time. The Peoples bylaws amendment provides that from the Effective Time until three years after the Effective Time, no vacancy on the Peoples Board will be filled, and the Board will not nominate any director to fill such vacancy unless, in the case of a vacancy created by the cessation of service of a Peoples Continuing Director, not less than a majority of the Peoples Continuing Directors have approved the appointment, in which case the FNCB Continuing Directors must vote to approve the appointment or nomination. In the case of a vacancy created by the cessation of service of a FNCB Continuing Director, not less than a majority of the FNCB Continuing Directors have approved the appointment, in which case the Peoples Continuing Directors must vote to approve the appointment or nomination. However, any such director nomination must be made in accordance with Peoples’ governance guidelines, applicable law, and the rules of Nasdaq or any other exchange on which Peoples’ securities may be listed for trading. Both the Merger Agreement and the Peoples’ bylaws amendment provided that at the Effective Time, William E. Aubrey II continued to serve as Chairman of the Board and that Louis A. DeNaples, Sr. was appointed Vice Chairman of Board.

The foregoing summary and referenced description of the Peoples bylaw amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Peoples bylaw amendment, which is filed with this Current Report on Form 8-K as Exhibit 3.4, and incorporated herein by reference.

Item 8.01	Other Events

On July 1, 2024, Peoples issued a press release announcing the completion of the Merger and the Bank Merger, a copy of which is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of business acquired

The financial information required by this Item 9.01(a) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed.

(b) Pro forma financial information

The pro forma financial information required by this Item 9.01(b) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of September 27, 2023, by and between Peoples Financial Services Corp. and FNCB Bancorp, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed September 28, 2023).
3.1	Peoples Financial Services Corp. Articles of Incorporation, as amended (incorporated by reference to Exhibit 3.1 to Peoples’ Form 10-K filed with the Commission on March 17, 2014)
3.2	Articles of Amendment to the Articles of Incorporation of Peoples Financial Services Corp., effective as of May 19, 2020 (incorporated by reference to Exhibit 3.2 to Peoples quarterly report on Form 10-Q filed with the Commission on August 10, 2020)
3.3	Second Amended and Restated Bylaws of Peoples Financial Services Corp., effective October 27, 2023 (incorporated by reference to Exhibit 3.1 to Peoples current report on Form 8-K filed November 2, 2023)
3.4	Peoples Bylaw Amendment effective as of 12:01 AM Eastern Time on July 1, 2024 (incorporated by reference to Exhibit 3.2 to Peoples current report on Form 8-K filed November 2, 2023)
99.1+	Press Release, dated July 1, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES FINANCIAL SERVICES CORP.

	By:	/s/ Craig W. Best
Craig W. Best
Chief Executive Officer (Principal Executive Officer)

Dated: July 1, 2024